UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 9, 2011 (June 8, 2011)
(Date of Report (Date of earliest event reported))

Hughes Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33040 (Commission File Number)	13-3871202 (IRS Employer Identification No.)

11717 Exploration Lane Germantown, Maryland (Address of principal executive offices)	20876 (Zip Code)

(301) 428-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Hughes Network Systems, LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-138009 (Commission File Number)	11-3735091 (IRS Employer Identification No.)

11717 Exploration Lane Germantown, Maryland (Address of principal executive offices)	20876 (Zip Code)

(301) 428-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On June 8, 2011, Hughes Communications, Inc., a Delaware corporation (“Hughes”), completed its merger with Broadband Acquisition Corporation (“Merger Sub”), a Delaware corporation and a wholly-owned subsidiary of EchoStar Corporation, a Nevada corporation (NASDAQ: “SATS”) (“EchoStar”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 13, 2011, by and among Hughes, EchoStar, Merger Sub and EchoStar Satellite Services L.L.C., a Colorado limited liability company and wholly-owned subsidiary of EchoStar.  Pursuant to the Merger Agreement, Merger Sub merged with and into Hughes (the “Merger”). Hughes was the surviving corporation in the Merger (the “Surviving Corporation”) and, as a result of the Merger, became an indirect wholly-owned subsidiary of EchoStar. The acquisition was funded by the issuance and sale of the Notes (as defined in Item 2.03 below) and EchoStar’s cash on hand.

Item 1.02 Termination of a Material Definitive Agreement.

Repayment of the First Lien Credit Agreement

On June 8, 2011, prior to the consummation of the Merger, cash on hand of EchoStar was used to repay all borrowings outstanding and all fees and expenses payable under the Credit Agreement (the “Term Loan Facility”), dated as of February 23, 2007, between Hughes’ subsidiary Hughes Network Systems, LLC (“HNS”) and HNS Finance Corp. (“HNS Finance”), as co-borrowers, Bear Stearns Corporate Lending Inc. (“BSCL”), as the initial lender, Bear, Stearns & Co. Inc., as lead arranger and bookrunning manager and BSCL as administrative agent.

The foregoing description of the Term Loan Facility is qualified in its entirety by its complete text, which was included as Exhibit 10.1 to HNS’s Current Report on Form 8-K filed February 27, 2007.

Repayment of the Prior Credit Agreement

On June 8, 2011, prior to the consummation of the Merger, the proceeds from the Notes were used to repay all fees and expenses payable under the Credit Agreement (the “Revolving Credit Agreement”), dated as of April 22, 2005, as amended and restated as of June 27, 2005, as further amended and restated as of April 13, 2006, as further amended and restated as of March 16, 2010, among HNS, JP Morgan Chase Bank, N.A., as administrative agent, Barclays Capital, as syndication agent, J.P. Morgan Securities Inc., as sole lead book runner, and J.P. Morgan Securities Inc. and Barclays Capital, as joint lead arrangers.

The foregoing description of the Revolving Credit Agreement is qualified in its entirety by its complete text, which was included as Exhibit 10.1 to Hughes’ Quarterly Report on Form 10-Q filed May 5, 2010.

Repayment of the Coface Facility

On June 8, 2011, prior to the consummation of the Merger, the proceeds from the Notes were used to repay all borrowings outstanding and all fees and expenses payable under the Coface Covered Export Credit Agreement (the “Coface Facility”), dated as of October 29, 2010, among HNS, as borrower, and the companies listed in Schedule I thereto as original guarantors, BNP Paribas and Societe Generale, as original lenders, BNP Paribas and Societe Generale, as mandated lead arrangers, BNP Paribas, as facility agent, documentation agent and security agent, and Societe Generale, as structuring bank.

The foregoing description of the Coface Facility is qualified in its entirety by its complete text, which was included as Exhibit 10.25 to HNS’s Annual Report on Form 10-K filed on March 7, 2011.

Satisfaction and Discharge of the HNS Indentures

On June 8, 2011, HNS and HNS Finance provided notice to Wells Fargo Bank, National Association (the “HNS Indentures Trustee”), pursuant to (a) the Indenture (the “2006 Indenture”), dated as of April 13, 2006, between HNS and HNS Finance as Issuers, the Guarantors named therein and the HNS Indentures Trustee and (b) that certain Indenture (the “2009 Indenture”, and together with the 2006 Indenture, the “HNS Indentures”), dated as of May 27, 2009, between HNS and HNS Finance as Issuers, the Guarantors named therein and the HNS Indentures Trustee, that HNS and HNS Finance have elected to redeem all of their outstanding 9½% Senior Notes due 2014 issued under the HNS Indentures, at a redemption price of 102.375% plus accrued and unpaid interest, on July 8, 2011.  On June 8, 2011, the net proceeds from the issuance and sale of the Notes and EchoStar’s cash on hand were used to irrevocably deposit with the HNS Indentures Trustee $627,391,667 to satisfy and to discharge their obligations under the HNS Indentures.

The foregoing descriptions of the HNS Indentures are qualified in their entirety by the complete text of (i) the 2006 Indenture, which was included as Exhibit 4.1 to Hughes’ Current Report on Form 8-K filed April 17, 2006, and (ii) the 2009 Indenture, which was included as Exhibit 4.5 to HNS’s Registration Statement on Form S-4 filed June 29, 2009.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 8, 2011, EchoStar completed its previously announced acquisition of Hughes pursuant to the Merger Agreement.  Pursuant to the Merger Agreement, Merger Sub merged with and into Hughes, with Hughes continuing as the Surviving Corporation.

Pursuant to the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of common stock, par value $0.001 per share (“Common Stock”), of Hughes (other than any Common Stock held in the treasury of Hughes and any Common Stock owned, directly or indirectly, by EchoStar or Merger Sub immediately prior to the effective time of the Merger) was converted into the right to receive $60.70 in cash (without interest) (the “Merger Consideration”) and cancelled.  Additionally, substantially all of the outstanding debt of Hughes and its subsidiary HNS (including the 9½% Senior Notes due 2014 issued by HNS) was repaid.

Upon the closing of the Merger, Hughes became an indirect wholly-owned subsidiary of EchoStar, and the Common Stock, which traded under the symbol “HUGH”, is being delisted from the NASDAQ Global Select Market (the “NASDAQ”).

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which has been filed as Exhibit 2.1 to Hughes’ Current Report on Form 8-K filed on February 15, 2011 and is incorporated herein by reference.

See Press Release, dated June 8, 2011, “EchoStar Corporation Completes Hughes Communications, Inc. Acquisition” attached hereto as Exhibit 99.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 8, 2011, EH Holding Corporation (“EHHC”), a wholly-owned subsidiary of EchoStar, together with certain subsidiaries of EHHC (the “Guarantors”), including Hughes and certain of its subsidiaries (together with Hughes, the “Supplemental Guarantors”) that became subsidiaries of EHHC upon the closing of the Merger, entered into a security agreement (the “Security Agreement”) with Wells Fargo Bank, National Association, as collateral agent, relating to EHHC’s $1.1 billion aggregate principal amount of its 6½% Senior Secured Notes due 2019 (the “Secured Notes”) issued on June 1, 2011.  Pursuant to the Security Agreement, the Secured Notes are secured equally and ratably by security interests in substantially all existing and future tangible and intangible assets of EHHC and the Guarantors on a first priority basis, subject to certain exceptions.

In addition, on June 8, 2011, EHHC and the Guarantors, including the Supplemental Guarantors, and Wells Fargo Bank, National Association, as trustee (the “Trustee”) and collateral agent, entered into a supplemental indenture (the “Secured Supplemental Indenture”) to the Indenture (the “Secured Indenture”), dated as of June 1, 2011, among EHHC, the initial guarantors named on the signature pages thereto (the “Initial Guarantors”) and the Trustee and collateral agent, relating to the Secured Notes.  On the same date, EHHC and the Guarantors, including the Supplemental Guarantors, and the Trustee also entered into a supplemental indenture (the “Unsecured Supplemental Indenture” and, together with the Secured Supplemental Indenture, the “Supplemental Indentures”) to the Indenture (the “Unsecured Indenture” and, together with the Secured Indenture, the “Indentures”), dated as of June 1, 2011, among EHHC, the Initial Guarantors and the Trustee, relating to EHHC’s $900 million aggregate principal amount of its 7 5/8% Senior Notes due 2021 (the “Unsecured Notes” and, together with the Secured Notes, the “Notes”).  Pursuant to the Supplemental Indentures, the Supplemental Guarantors became additional guarantors of the Notes under the Indentures.

On June 8, 2011, in connection with the closing of the Merger, the gross proceeds from the offering of the Notes were released from escrow and used to fund a portion of the purchase price and related fees and expenses for the Merger as well as the repayment or redemption of certain outstanding indebtedness of Hughes and HNS.

The description set forth above is qualified in its entirety by reference to the Security Agreement, the Secured Supplemental Indenture and the Unsecured Supplemental Indenture, which have been filed as Exhibits 4.1, 4.2, and 4.3, respectively, to EchoStar’s Current Report on Form 8-K filed on June 9, 2011 and are incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, Hughes (i) notified the NASDAQ on June 8, 2011 that, at the effective time of the Merger, each share of Common Stock issued and outstanding immediately before the effective time of the Merger (other than any Common Stock held in the treasury of Hughes and any Common Stock owned, directly or indirectly, by EchoStar or Merger Sub immediately prior to the effective time of the Merger) was cancelled and automatically converted into the right to receive the Merger Consideration and (ii) requested the NASDAQ to file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to deregister the Common Stock under Section 12(b) of the Securities

Exchange Act of 1934, as amended (the “Exchange Act”). As a result of the Merger and such notification and request, the last day of trading of the Common Stock on the NASDAQ was June 8, 2011. Hughes intends to file a Form 15 with the SEC requesting that Hughes’ reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03 Material Modification to Rights of Security Holders.

Common Stock. At the effective time of the Merger, each share of Common Stock issued and outstanding immediately before the effective time (other than any Common Stock held in the treasury of Hughes and any Common Stock owned, directly or indirectly, by EchoStar or Merger Sub immediately prior to the effective time of the Merger) was cancelled and automatically converted into the right to receive an amount in cash equal to the Merger Consideration.

HNS Bonus Units. The Amended and Restated HNS Bonus Unit Plan, as amended, was adjusted at the effective time of the Merger such that all outstanding bonus units issued by HNS (“HNS Bonus Units”) will be converted, on July 15, 2011, into the right to receive cash in the amount equal to the product of (1) the Merger Consideration, multiplied by (2) the number of shares of Common Stock for which the HNS Bonus Units would have been exchanged immediately prior to the effective time of the Merger if they were vested and exchangeable.

Stock Options. At the effective time of the Merger, each holder of options to purchase shares of Common Stock granted pursuant to the 2006 Plan (as defined below) (each, a “Company Stock Option”) that were vested as of the effective time of the Merger and outstanding immediately prior thereto became entitled to receive cash in the amount equal to the product of (1) the Merger Consideration minus the exercise price per share of Common Stock under such holder’s vested Company Stock Options, multiplied by (2) the number of shares of Common Stock subject to such holder’s vested Company Stock Options, and such options were cancelled.

Each holder of Company Stock Options that were unvested at the effective time of the Merger will be entitled to receive cash, within 10 days of the vesting of such Company Stock Options and in consideration of the cancellation of such options, in the amount equal to the product of (1) the Merger Consideration minus the exercise price per share of Common Stock under such holder’s then vested Company Stock Options, multiplied by (2) the number of shares of Common Stock subject to such holder’s then vested Company Stock Options.

Pursuant to the 2006 Plan (as defined below), any Company Stock Options subject only to time vesting will vest immediately upon termination of the holder’s employment if terminated (1) by Hughes within one year following the Merger, unless the employee is terminated for cause, or (2) by the employee for good reason within one year following the Merger.

Restricted Stock Units and Restricted Stock Awards. Each holder of restricted stock units or restricted stock awards granted under Hughes’ 2006 Equity and Incentive Plan (the “2006 Plan”) that were unvested at the effective time of the Merger, will be entitled to receive, upon the vesting of such holder’s restricted stock units or restricted stock awards, as applicable, cash in the amount equal to the product of (1) the Merger Consideration, multiplied by (2) the number of shares of Common Stock subject to such holder’s restricted stock units or restricted stock awards, as applicable.

Pursuant to the 2006 Plan, any restricted stock units or restricted stock awards subject only to time vesting will vest immediately upon termination of the holder’s employment if terminated (1) by Hughes within one year following the Merger, unless the employee is terminated for cause, or (2) by the employee for good reason within one year following the Merger.

HNS Class B Units. Holders of Common Stock issued upon exchange of class B units of HNS and outstanding at the effective time of the Merger received the Merger Consideration with respect to such Common Stock. All outstanding class B units of HNS were exchanged for Common Stock immediately prior to the effective time of the Merger.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein. A copy of the press release announcing the closing of the Merger is attached hereto as Exhibit 99.1 and is also incorporated herein by reference. Except as specified in the Merger Agreement, there are no arrangements or understandings among members of both the former and new control groups and their associates with respect to election of directors or other matters. A copy of the Merger Agreement was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Hughes with the SEC on February 15, 2011 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure and Election of Directors – Hughes

On June 8, 2011, pursuant to the terms of the Merger Agreement, effective immediately upon the completion of the Merger, each member of the board of directors of Hughes was terminated from such position, and the directors of Merger

Sub became the directors of the Surviving Corporation. The members of the board of directors of the Surviving Corporation are Charles W. Ergen, Michael T. Dugan and R. Stanton Dodge.

Departure of Managers – HNS

On June 8, 2011, effective immediately upon the completion of the Merger, each member of the board of managers of HNS, other than Pradman Kaul, resigned from his respective positions with HNS. The sole member of the board of managers of HNS is Pradman Kaul.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the effective time of the Merger, (i) the certificate of incorporation of Hughes immediately prior to the effective time of the Merger was amended so as to read in its entirety in the form of the certificate of incorporation of Merger Sub and became the certificate of incorporation of the Surviving Corporation and (ii) the bylaws of Hughes immediately prior to the effective time of the Merger were amended and restated so as to read in their entirety in the form of the bylaws of Merger Sub and became the bylaws of the Surviving Corporation, each in accordance with the terms of the Merger Agreement.

Copies of the certificate of incorporation and bylaws of the Surviving Corporation are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d)            Exhibits.

Number	Description

2.1

Agreement and Plan of Merger, dated as of February 13, 2011, by and among Hughes Communications, Inc., EchoStar Corporation, Broadband Acquisition Corporation and EchoStar Satellite Services L.L.C. (incorporated herein by reference to Hughes’ Current Report on Form 8-K, filed on February 15, 2011).

3.1	Amended Certificate of Incorporation of Hughes Communications, Inc.
3.2	Amended and Restated Bylaws of Hughes Communications, Inc.
4.1

Security Agreement, dated as of June 8, 2011, among EHHC, the Guarantors and Wells Fargo Bank, National Association, as collateral agent (incorporated herein by reference to EchoStar’s Current Report on Form 8-K, filed on June 9, 2011).

4.2

Supplemental Indenture, relating to the Secured Notes, dated as of June 8, 2011, among EHHC, the Guarantors and Wells Fargo Bank, National Association, as trustee and collateral agent (incorporated herein by reference to EchoStar’s Current Report on Form 8-K, filed on June 9, 2011).

4.3

Supplemental Indenture, relating to the Unsecured Notes, dated as of June 8, 2011, among EHHC, the Guarantors and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to EchoStar’s Current Report on Form 8-K, filed on June 9, 2011).

99.1	Press Release dated June 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUGHES COMMUNICATIONS, INC.

Date: June 9, 2011	By:	/s/ Dean A. Manson

		Name:	Dean A. Manson
		Title:	Senior Vice President, General Counsel and Secretary

HUGHES NETWORK SYSTEMS, LLC

Date: June 9, 2011	By:	/s/ Dean A. Manson

		Name:	Dean A. Manson
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description

2.1

Agreement and Plan of Merger, dated as of February 13, 2011, by and among Hughes Communications, Inc., EchoStar Corporation, Broadband Acquisition Corporation and EchoStar Satellite Services L.L.C. (incorporated herein by reference to Hughes’ Current Report on Form 8-K, filed on February 15, 2011).

3.1	Amended Certificate of Incorporation of Hughes Communications, Inc.
3.2	Amended and Restated Bylaws of Hughes Communications, Inc.
4.1

Security Agreement, dated as of June 8, 2011, among EHHC, the Guarantors and Wells Fargo Bank, National Association, as collateral agent (incorporated herein by reference to EchoStar’s Current Report on Form 8-K, filed on June 9, 2011).

4.2

Supplemental Indenture, relating to the Secured Notes, dated as of June 8, 2011, among EHHC, the Guarantors and Wells Fargo Bank, National Association, as trustee and collateral agent (incorporated herein by reference to EchoStar’s Current Report on Form 8-K, filed on June 9, 2011).

4.3

Supplemental Indenture, relating to the Unsecured Notes, dated as of June 8, 2011, among EHHC, the Guarantors and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to EchoStar’s Current Report on Form 8-K, filed on June 9, 2011).

99.1	Press Release dated June 8, 2011.